UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Third Floor
Charlestown, Massachusetts 02129
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a special meeting of the stockholders of Solid Biosciences Inc. (the “Company”) held on December 1, 2022 (the “Special Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan (the “Amended and Restated 2020 Plan” or the “plan”) to (i) increase the number of shares of common stock, $0.001 par value per share, of the Company (“common stock”) reserved for issuance under the plan by 866,666 shares to 1,533,333 shares, subject to adjustment in the event of stock splits and other similar events, (ii) provide for an annual increase, to be added on the first day of each fiscal year during the term of the plan, beginning with the fiscal year ending December 31, 2023, of 5% of the number of shares of common stock outstanding on the first day of such fiscal year or a lesser number of shares determined by the Company’s Board of Directors (the “Board”), (iii) provide that up to 1,858,601 shares of common stock may be granted as “incentive stock options” under the plan, (iv) extend the term of the plan to the tenth anniversary of the closing date of the Company’s acquisition of AavantiBio, Inc. (“AavantiBio”) pursuant to the Merger Agreement (as defined below) and (v) revise certain provisions of the plan relating to the Board’s ability to delegate authority to make awards under the plan. The Amended and Restated 2020 Plan had previously been approved by the Board, subject to stockholder approval.

A description of the material terms and conditions of the Amended and Restated 2020 Plan is set forth in “Proposal No. 2—Approval of Amended and Restated 2020 Equity Incentive Plan” of the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on November 7, 2022, and is incorporated herein by reference. A complete copy of the Amended and Restated 2020 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, a total of least 4,103,004 shares (54.45%) of the Company’s issued and outstanding common stock held of record as of November 2, 2022, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, which were set forth in the definitive proxy statement for the Special Meeting that was filed with the Securities and Exchange Commission on November 7, 2022, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.

The Share Issuance Proposal. To consider and vote upon a proposal to approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of the Company’s common stock pursuant to the terms of the Agreement and Plan of Merger, dated September 29, 2022, by and among the Company, Greenland Merger Sub LLC, AavantiBio and, solely in his capacity as equityholder representative, Doug Swirsky (the “Merger Agreement”) and the Securities Purchase Agreements, dated September 29, 2022, by and among the Company and several accredited investors named therein (the “Securities Purchase Agreement”) (such proposal, the “Share Issuance Proposal”).

Votes For	Votes Against	Abstentions
4,054,470	41,480	7,054

2.

The Equity Incentive Plan Proposal. To consider and vote upon a proposal to approve the adoption of the Amended and Restated 2020 Plan to, among other things, increase the number of shares issuable thereunder.

Votes For	Votes Against	Abstentions
3,480,064	614,534	8,406

Item 8.01.	Other Events.

On December 1, 2022, the Company issued a press release announcing that, among other things, the Company’s stockholders approved the Share Issuance Proposal. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Amended and Restated 2020 Equity Incentive Plan

99.2	Press Release, dated December 1, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future expectations, plans and prospects for the Company, AavantiBio and the combined company following the anticipated consummation of the acquisition; the anticipated benefits of the acquisition; the anticipated timing of the acquisition and the private placement pursuant to the terms of the Securities Purchase Agreement; the expected management team of the combined company; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “working” and similar expressions. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with completion of the proposed acquisition and the private placement in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition and the private placement; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or the private placement; the effect of the announcement or pendency of the acquisition on the Company’s or AavantiBio’s business relationships, operating results and business generally; the ability to recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against the Company or AavantiBio following any announcement of the proposed acquisition and related transactions; the ability to obtain or maintain the listing of the common stock of the combined company on the Nasdaq Stock Market following the proposed acquisition; risks related to the Company’s and AavantiBio’s ability to estimate their respective operating expenses and expenses associated with the transaction, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the combined company upon the closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that the Company or AavantiBio may be adversely affected by other legislative, regulatory, political, economic, business and/or competitive factors and developments; competitive responses to the transactions; as well as the Company’s ability to advance its SGT-003 program on the timelines expected or at all; obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtain and maintain the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring board; replicate in clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; whether the methodologies, assumptions and applications the Company utilizes to assess particular safety or efficacy parameters will yield meaningful statistical results; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials; successfully transition, optimize and scale its manufacturing process; obtain, maintain or protect intellectual property rights related to its product candidates; compete successfully with other companies that are seeking to develop Duchenne treatments and gene therapies; manage expenses; and raise the substantial additional capital needed, on the timeline necessary, to continue development of SGT-003 and other product candidates, achieve its other business objectives and continue as a going concern. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: December 1, 2022	By:	/s/ Ilan Ganot
	Name:	Ilan Ganot
	Title:	Chief Executive Officer